2016 Institutional Investor & Analyst Meeting May 17, 2016

Welcome 1 I. Introduction II. Company Overview III. Portfolio Overview IV. Portfolio Management V. Financial Profile VI. Key Takeaways VII. Q&A Marcel Verbaas President and Chief Executive Officer Barry Bloom Executive Vice President and Chief Operating Officer Atish Shah Executive Vice President and Chief Financial Officer Lisa Ramey Vice President Finance Presenters Agenda

Forward-Looking Statements 2 This presentation has been prepared by Xenia Hotels & Resorts, Inc. (the “Company” or “Xenia”) solely for informational purposes. This presentation contains, and our responses to various questions from investors may include, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies and financial performance, the amount and timing of future cash distributions, our lodging portfolio, and our prospects and future events. Such statements involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “illustrative,” “forecasts,” “guidance,” “project” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in the Company’smost recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the U.S. Securities and Exchange Commission (“SEC”). These factors are not necessarily all of the important factors that could cause our actual financial results, performance, achievements or prospects to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and we do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. On February 3, 2015, Xenia was spun off from InvenTrust Properties Corp. (“InvenTrust”). Prior to the separation, the Company effectuated certain reorganization transactions which were designed to consolidate the ownership of its hotels into its operating partnership, consolidate its TRS lessees in its TRS, facilitate its separation from InvenTrust, and enable the Company to qualify as a REIT for federal income tax purposes. Unless otherwise indicated or the context otherwise requires, all financial and operating data herein reflect the operations of the Company after giving effect to the reorganization transactions, the disposition of other hotels previously owned by the Company, and the spin-off. Xenia Hotels & Resorts® and related trademarks, trade names and service marks of Xenia appearing in this presentation are the property of Xenia. Unless otherwise noted, all other trademarks, trade names or service marks appearing in this presentation are the property of their respective owners, including but not limited to Marriott International, Inc., Hilton Worldwide Holdings Inc., Hyatt Hotels Corporation, Kimpton, Aston, Loews, Fairmont and Starwood Hotels and Resorts Worldwide, Inc., or their respective parents, subsidiaries or affiliates. None of the owners of these trademarks, their respective parents, subsidiaries or affiliates or any of their respective officers, directors, members, managers, shareholders, owners, agents or employees, has any responsibility for the creation or contents of this presentation. This document is not an offer to buy or the solicitation of an offer to sell any securities of the Company. Unless as specifically noted otherwise, all information is as of May 17, 2016.

RiverPlace Hotel – Portland, OR Marcel Verbaas President and Chief Executive Officer

At a Glance RiverPlace Hotel – Portland, OR

Company Overview 5 Enterprise Value $2.8B Net Debt / 2016 EBITDA1 3.8x Dividend Yield 7.0% Note: Share price as of 5/13/2016 (1) SNL consensus EBITDA estimate as of 5/13/2016; net debt as of 3/31/2016 Brand Family 49% 11% 9% 9% 7% 5% 5% 2% Independent 2% Located in Top 25 Markets and Key Leisure Destinations Financial Highlights Premium Full Service, Lifestyle and Urban Upscale Mix Over 75% Luxury and Upper Upscale Hotels

Key Investment Highlights 6 Broad portfolio mix Focus on quality Differentiated portfolio management Strong financial profile Canary HotelHyatt Regency Santa Clara Residence Inn Boston Cambridge

Broad Portfolio Mix Hyatt Key West Resort & Spa – Key West, FL

Geographically Diverse Portfolio

48 Hotels, comprising 12,107 rooms
In 32 markets, including 21 states and the District of Columbia


WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
ME
MA
CT
RI
NJ
DE
MD
DC
HI


Aston Waikiki Beach Hotel


Westin Houston Galleria


Renaissance Austin


Andaz Savannah


Hilton Garden Inn Washington DC


Hilton Garden Inn Evanston

8

Broad Portfolio Mix Includes Variety of Complimentary Markets 9 Market Number of Hotels Rooms % of Total Rooms Houston 4 1,398 11.5% Dallas 2 961 7.9% Atlanta 2 809 6.7% San Francisco 1 688 5.7% Honolulu 1 645 5.3% Denver 3 565 4.7% Santa Clara 1 505 4.2% Austin 1 492 4.1% Chicago 3 482 4.0% Boston 2 466 3.8% Napa 2 416 3.4% Lexington 1 409 3.4% Washington, DC 2 407 3.4% Orlando 2 362 3.0% Other Markets 21 3,502 28.9% Total Portfolio 48 12,107 100.0% Fairmont Dallas

10 Rank Market Projected 2 year RevPAR Growth1 1 Oakland 10.6% 2 San Jose-Santa Cruz 9.9% 3 Sacramento 8.1% 4 Orlando 7.8% 5 San Diego 7.6% 6 Jacksonville 7.5% 7 Portland 7.5% 8 Tampa 7.4% 9 Salt Lake City 7.3% 10 Anaheim 7.3% Hotels located in top 10 projected RevPAR growth markets over the next two years Note: Orange color denotes markets Xenia is in Source: March 2016 Hotel Horizons® Electronic Platform - CBRE Hotels' Americas Research (1) Represents 2016-2017 growth Broad Portfolio Mix includes Projected High RevPAR Growth Markets

11 (1) 10-K Annual Report 2015 (2) STR Business Mix2 Transient 70% Group 30% Revenue Mix1 Rooms 68% Food and Beverage 27% Other 6% Portfolio Mix Provides Various Demand and Revenue Sources

12 Key leisure destination hotels have multiple sources of demand resulting in 7-day-a-week business. • In 2015, our key leisure destination hotels achieved • 84.1% Occupancy • $230.35 ADR • $193.82 RevPAR In addition, several hotels in our portfolio located outside of key leisure destinations drive leisure business based on their location in the market. • Santa Clara • Boston • Orlando • Houston Marriott Napa Valley Hotel & Spa Canary Santa Barbara Aston Waikiki Beach Hotel Hyatt Key West Resort & Spa Bohemian Hotel Celebration Andaz Savannah Leisure as a Driver of Demand

Geographic Diversity + Variety of Hotels = Superior Positioning

XENIA HOTELS & RESORTS

Flexibility to choose the best type of asset in each market

Premium Full Service > 55% of Rooms	Lifestyle > 20% of Rooms	Urban Upscale > 20% of Rooms



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
ME
MA
CT
RI
NJ
DE
MD
DC
HI

13

Premium Full Service with Leading Brands 14 Premium Full Service > 55% of Rooms • Traditional luxury and upper upscale assets featuring restaurants, meeting space and a range of other amenities • Prime locations with corporate, group, and leisure demand generators • Generally larger properties that are typically brand managed Marriott San Francisco Airport Waterfront

Lifestyle for the Modern Traveler 15 Lifestyle > 20% of Rooms • Unique luxury and upper upscale assets with smaller footprints and more modern, boutique style • Emphasis on local influence and unmatched experience • One-of-a-kind restaurant and bar experiences • Ability to drive ADR through product differentiation Bohemian Hotel Savannah Riverfront

Urban Upscale Appeals to Wide Guest Base 16 Urban Upscale > 20% of Rooms • Premium branded select service assets • In proximity to multiple demand generators in urban locations • Select service model allows for efficient cost structure and higher profit margin Hilton Garden Inn Washington DC Downtown

• Located in only one of the top five projected supply growth markets • Lowest rate of new supply growth among peers • New supply growth rate is 20% below peer average1 17 Source: STR as of 1/31/2016; Company and peer exposure as of 5/13/2016 Note: Peers includes APLE, CHSP, DRH, FCH, HT, LHO, PEB, RLJ, and SHO (1) 3.7% rooms under construction for Xenia markets vs. 4.7% average for peers (weighted by rooms for top 110 MSAs) Andaz Napa Loews New Orleans Hotel Lorien Hotel & Spa Broad Portfolio Mix Limits Exposure to Projected New Supply

Broad Portfolio Mix Protects Against Potential Macro Concerns 18 Source: PKF Hospitality Research, a CBRE Company (1) As defined by STR (2) Weighted average index based on market Airbnb supply, ADR premium/discount and growth year over year (3) Airport submarket represents less than 3% of Airbnb supply Airbnb Risk Rank Market1 Airbnb Risk Index2 1 New York 81.4 2 San Francisco3 50.4 3 Miami 48.4 4 Oakland 48.0 5 Oahu 46.1 6 Los Angeles 44.8 7 Seattle 44.5  • International visitor volatility • Potential shadow supply

Focus on Quality Hotel Commonwealth – Boston, MA

Focus on Quality Drives Portfolio Transformation 20 Acquisitions1 Dispositions Prior Platform2 80 Hotels 0 Hotels 2007-2009 25 Hotels 0 Hotels 2010 5 Hotels 7 Hotels 2011 3 Hotels 7 Hotels 2012 7 Hotels 15 Hotels 2013 14 Hotels 5 Hotels 2014 1 Hotel 55 Hotels 2015 3 Hotels 1 Hotel 2016 YTD 1 Hotel 3 Hotels Since inception in 2007, transformed portfolio and significantly improved quality through strategic transactions. Only four hotels in current portfolio were owned in 2007 (1) Excludes Grand Bohemian Hotel Charleston and Grand Bohemian Hotel Mountain Brook (2) InvenTrust acquired two hotel portfolios in 2007, which were placed under Xenia’s asset management platform Over $5 billion of transaction activity since 2007 $79 $145 $0 $20 $40 $60 $80 $100 $120 $140 $160 2007 2015 Portfolio RevPAR

Continuing to Upgrade the Portfolio 21 Note: Excludes Grand Bohemian Hotel Charleston (50 rooms) and Grand Bohemian Hotel Mountain Brook (100 rooms), as they opened in the second half of 2015 (1) Excludes 2015 acquisitions of Canary Hotel, RiverPlace Hotel, Hotel Palomar Philadelphia and includes estimated full year 2015 for disposition of Hyatt Regency Orange County (2) Includes 2015 and 2016 acquisitions of Canary Hotel, RiverPlace Hotel, Hotel Palomar Philadelphia, and Hotel Commonwealth, and excludes 2015 and 2016 dispositions of Hyatt Regency Orange County, Hilton University of Florida Conference Center Gainesville, DoubleTree by Hilton Hotel Washington DC and Embassy Suites Baltimore North/Hunt Valley Portfolio quality continues to improve through recent transactions Rooms 2015 RevPAR 2015 Hotel EBITDA / Key 2015 Adjusted Hotel EBITDA1 12,648 $140.83 $24,093 Pro Forma for Transactions Completed2 11,957 $147.63 $25,577 Total Portfolio Improvement $6.80 $1,484

Luxury 13% Upper Upscale 64% Upper Midscale 2% Upscale 21% Portfolio Weighted Towards Premium Hotels 22 Note: Categories by number of total rooms. Totals may not equal 100% due to rounding (1) As defined by STR; Hotel Commonwealth included in Luxury (classified as Independent by STR) Greater than 75% of Rooms are Luxury or Upper Upscale1 Loews New Orleans Fairmont Dallas

High Quality Presence in Markets 23 Source: STR (1) Average comp set includes 6 hotels Own high quality hotels in each market, as reflected by RevPAR premiums 75% 50% 15% Higher RevPAR than market Higher RevPAR than submarket Higher RevPAR than competitive set Over two-thirds of the Company’s hotels rank 1st or 2nd in RevPAR in their competitive set1

High Quality Portfolio Compares Favorably 24 Sources: SNL Financial (1) SNL consensus estimates as of May 13, 2016 2016E EBITDA1 / Key ($ in thousands) $33.0 $29.9 $29.2 $24.9 $24.7 $24.1 $20.8 $20.0 $19.2 $15.5 LHO PEB CHSP DRH XHR SHO HT FCH RLJ APLE Peer Average: $24.1

25Grand Bohemian Hotel Charleston – Charleston, SC

RiverPlace Hotel – Portland, OR Barry Bloom Executive Vice President and Chief Operating Officer

Differentiated Portfolio Management Andaz Napa – Napa, CA

Advantages of Branded Hotels 28 Brand Family Note: Categories by number of total rooms. Totals may not equal 100% due to rounding • Larger revenue demand funnels • Greater stability through cycles • Less reliance on OTAs and other high cost channels • Proven guest loyalty 49% 11% 9% 9% 7% 5% 5% 2% Independent 2%

Marriott 33% Sage 12% Kimpton 9% Hyatt 9% Starwood 7% Aston 5% Urgo 5% Kessler 5% Hilton 5% Other 10% Other 11% Advantages of Manager Diversification 29 Managers Note: Categories by number of total rooms. Totals may not equal 100% due to rounding (1) Other includes: Fairmont, Loews, Concord, and Davidson • Best in class managers • Sharing of best practices across the portfolio • Robust acquisition pipeline • Optionality upon termination 1

Differentiated Approach Drives Value Creation 30 Broad Footprint with Variety of Asset Types Branded Hotels Manager Diversification Portfolio Management Platform Harvests Value Multiple Demand and Revenue Sources

Relationship Focused Team Drives Performance 31 (1) May not be direct employers and includes operating partners. Asset Management Project Management Combined Average tenure in Lodging Industry 28 years 18 years 25 years Average tenure in Asset/Project Mgmt. 13 years 17 years 14 years Average tenure with Xenia 3.6 years 5.3 years 4.4 years Previous experiences1 with: Team of asset and project managers with diverse background and depth of experience

Aggressive Asset Management Maximizes Profit 32 Residence Inn Baltimore Downtown/Inner Harbor Marriott Chicago at Medical District/UIC Westin Oaks Houston at The Galleria Hotel Monaco Denver Maximize Revenue Generation Minimize Expenses and Control Costs Optimize Business Forecasting

Property Optimization Process Adds Incremental Value 33 The Property Optimization Process (“POP”) includes an intensive site visit by industry veteran team members, followed by a period of analysis, research, and implementation 3% 42% 19% 15% 15% 6% $2.5 million Total enhancements and reductions from 2014 & 2015 POP Reviews • POP process completed at 20% of portfolio • Implementation by property and corporate management teams • Extend to remainder of hotels in the portfolio over the next few years Revenues Expenses Rooms F&B Engineering Misc.

In-House Project Management Enhances Control 34 People PlanningProcess Allows for more nimble execution of projects • Experienced hospitality-based design, development and construction staff • Develop and maintain 1-year, 5-year and 10-year capital plans • Bottom-up development of project budgets and timelines

35 Integrated Capabilities Asset Management Platform with Integrated Capabilities

Asset Management Platform Drives Performance 36 Note: For only those hotels operated by Marriott, our historical annual operating results represented here from 2011 to 2013 include a 52-53 week fiscal calendar used by Marriott at that time. Otherwise presented for the calendar year. USALI 11 adjustments for 2014 when available and as reported by hotel operator. (1) Excludes hotels subsequently sold and the Andaz Napa due to earthquake disruption in the first year after acquisition 33.4% 34.7% 36.6% 38.5% 30.0% 31.0% 32.0% 33.0% 34.0% 35.0% 36.0% 37.0% 38.0% 39.0% $0 $100 $200 $300 $400 $500 $600 $700 Year Prior to Acquisition Acquisition Year Acquisition Year +1 Acquisition Year +2 $ M illion s Room Rev Other Rev GOP Margin Properties Acquired Between 2010-20131

Highly Successful Acquisitions 37 Property RevPAR CAGR GOP Margin Growth Andaz San Diego 6.3% 1,514 bps Hyatt Regency Santa Clara 11.6% 1,182 bps Marriott San Francisco Airport Waterfront 14.5% 1,135 bps Marriott Napa Valley Hotel & Spa 11.2% 572 bps Fairmont Dallas 7.5% 549 bps Andaz Savannah 9.7% 441 bps Hotel Monaco Denver 6.9% 439 bps Renaissance Austin Hotel 10.5% 419 bps Hyatt Regency Santa ClaraAndaz San DiegoRenaissance Austin

Case Study: Marriott Dallas City Center 38 (1) Year end 2015 compared to trailing 12-months at acquisition. Asset Performance1 Revenue  $8.6 million or 49.6% GOP  $5.9 million or 100.5% EBITDA Margin  2,205 bps Improvement Opportunity • Converted from Westin to Marriott, including full hotel renovation • 9 keys added to inventory • Enhancing leisure and group mix balance • M Club Lounge addition Acquisition September 2010 $50 million - $120,200 per key Total Current Investment: $70 million

Case Study: Hyatt Key West Resort & Spa 39 Asset Performance1 Revenue  $4.4 million or 26.7% GOP  $3.4 million or 48.3% EBITDA Margin  735 bps Improvement Opportunity • Reviewed and applied improved rate strategy • Added ancillary revenue streams • 2 keys added to inventory • Significant guestroom upgrades scheduled • Rebranding to Hyatt Centric Acquisition November 2013 $76 million - $644,100 per key Total Current Investment: $80 million (1) Year end 2015 compared to trailing 12-months at acquisition.

40 Before After Future Upside 2015 Renovations –Marriott San Francisco Airport Waterfront

41 Before After Future Upside 2015 Renovations –Hyatt Regency Santa Clara

Future Upside 42 2016 Renovations - Marriott Napa Valley Resort & Spa Before After R o o m s R e n o vati o n P o o l an d Ou td o o r Project RenderingBefore

Future Upside 43 Implementation of Best Practices Hotel Palomar RiverPlace Hotel Canary Hotel

Future Upside 44 Stabilization of Developments Grand Bohemian Hotel Mountain BrookGrand Bohemian Hotel Charleston

Future Upside 45 Stabilization of Expansion Hotel Commonwealth

46Hotel Palomar Philadelphia - Philadelphia, PA

RiverPlace Hotel – Portland, OR Atish Shah Executive Vice President and Chief Financial Officer

Strong Financial Profile Hilton Garden Inn Washington D.C.

Strong Financial Profile 49 Disciplined Approach • Capital expenditures • Return of capital • Transactions Company Metrics • Leverage and liquidity profile • Unencumbered assets • Debt maturity profile Hotel Monaco Chicago Courtyard Kansas City Country Club Plaza

Leverage and Liquidity Profile 50 (1) SNL consensus EBITDA estimate as of 5/13/2016; net debt as of 3/31/2016 (2) Includes hedged loans (3) Unrestricted cash as of 3/31/2016, plus gross dispositions proceeds received through May 17, 2016 Conservative leverage profile and strong liquidity position Conservative Leverage 3.8x Net Debt to 2016 EBITDA1 3.52% weighted average interest rate 55% fixed rate debt2 Line of Credit Availabi lity $400M Cash $245M Over $600M of Liquidity 3

Conservative Leverage Profile 51 Sources: SNL Financial (1) SNL consensus EBITDA estimates as of 5/13/2016; net debt as of 3/31/2016 Net Senior Capital / 2016E EBITDA1 8.1 x 6.9 x 5.3 x 4.4 x 4.1 x 3.8 x 3.6 x 3.6 x 2.9 x 2.7 x HT FCH PEB CHSP LHO XHR RLJ DRH APLE SHO Peer Average: 4.6x

Unencumbered Assets Enhance Flexibility 52 Unencumbered assets represent: Property Keys Property Keys Marriott San Francisco Airport Waterfront 688 Hilton Garden Inn Chicago North Shore/Evanston 178 Aston Waikiki Beach Hotel 645 Homewood Suites by Hilton Houston Near the Galleria 162 Marriott Woodlands Waterway Hotel & Convention Center 343 Andaz San Diego 159 Hilton Garden Inn Washington DC Downtown 300 Hampton Inn & Suites Denver Downtown 148 Marriott Atlanta Century Center/Emory Area 287 Courtyard Kansas City Country Club Plaza 123 Marriott Napa Valley Hotel & Spa 275 Hyatt Key West Resort & Spa 120 Hotel Commonwealth 245 Hampton Inn & Suites Baltimore Inner Harbor 116 Hilton Phoenix Suites 226 Bohemian Hotel Celebration 115 Hotel Monaco Salt Lake City 225 Marriott Chicago at Medical District/UIC 113 Marriott West Des Moines 219 Lorien Hotel & Spa 107 Courtyard Fort Worth Downtown/Blackstone 203 Canary Hotel 97 Hilton St. Louis Downtown at the Arch 195 RiverPlace Hotel 84 Residence Inn Baltimore Downtown/Inner Harbor 188 ~50% of rooms 25 hotels ~50% of Hotel EBITDA

Debt Maturity Profile 53 Note: As of 3/31/2016; assumes all extension options exercised (1) Includes three floating rate loans for which LIBOR has been fixed over the life of the loans (2) Does not include undrawn $400 million unsecured line of credit maturing in February 2020, which has full capacity Strong balance sheet with manageable near-term debt maturities WA Fixed Rate Maturing Debt 5.50% 4.46% NA NA 3.85% 2.89% 3.73% 4.14% NA 4.48% 4.53% WA Floating Rate Maturing Debt NA 2.94% 2.72% 2.44% 2.63% 2.89% NA NA NA NA NA # Loans Maturing2 2 3 2 1 9 3 1 1 0 1 1 $180 $36 $17 $175 $125 $60 $63 $60 $34 $73 $56 $284 $136 $0 $50 $100 $150 $200 $250 $300 $350 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Fixed1 Floating2

Disciplined Approach to Capital Allocation

XENIA HOTELS & RESORTS

Responsible and strategic capital allocations to increase value and returns

Since listing

Capital Reinvestment

Continually reviewing opportunities to invest and recycle capital to maintain quality, as well as increase long-term value and generate attractive returns.

~$50 Million

Dividends

Increased dividend 20% after first year as a publicly traded company.
Nearly $125 million in dividends paid since Q1 2015.

~$125 Million

Share Repurchases

Repurchased at an 8.8x weighted average EBITDA multiple.
Approximately $45 million of remaining authorization

~$55 Million

Acquisitions and Dispositions

Opportunistic acquisitions with disciplined approach.
Culled assets from lower end of the portfolio (average $16k EBITDA / key) for a weighted average 11.7x 2015 EBITDA multiple.

~$640 Million

Note: YTD share repurchases through 5/4/2016

54

Capital Reinvestment to Maintain Durability of Earnings 55 Hotels are well-maintained and competitively positioned Source: 10-K Annual Report 2015 • Annual capital expenditures of approximately 5% of revenue, but can range from 4% to 7% based on timing and complexity of projects • No deferred maintenance $49.8 $47.3 $53.8 2013 2014 2015

Dividends and Share Repurchases Drive Shareholder Value 56 Note: Peers includes APLE, CHSP, DRH, FCH, HT, LHO, PEB, RLJ, and SHO (1) Share price as of 5/13/2016 (2) Calculated using midpoint of 2016 guidance provided 5/11/2016 (not being updated or reconfirmed) less 5% FF&E reserve on full year 2015 revenues Approximately $55 million purchased YTD through May 4 Executing against share repurchase authorization Dividend Yield1 7.0% 2nd Highest among peers Payout Ratio2 58.9% Bottom 1/3 among peers Progression Increased 20% after first year as public company Strong and Stable Dividend 8.8x weighted average EBITDA multiple Approximately $45 million remaining authorization

Dispositions Demonstrate Disciplined Capital Allocation

XENIA HOTELS & RESORTS

Since October sold four hotels for $258 million that generated EBITDA/ key 35%+ below the remaining portfolio

Wtd. Average Disposition Multiple: 11.7x 2015 EBITDA	Wtd. Average Disposition 2015 EBITDA / Key: $16,438

Hotel	Rooms	>20% Below XHR 2015 RevPAR	Subpar Market / Location	Significant Required CapEx	Supply Concerns
Hyatt Regency Orange County	653	✓	✓	✓	✓
Hilton University of Florida Gainesville	248	✓	✓	✓	✓
DoubleTree Washington DC	220			✓	
Embassy Suites Baltimore Hunt Valley	223	✓	✓	✓	

57

Compelling Drivers of Value 58 • Internal Growth • 7.0% Yield • 3.8x Leverage Ratio • Share Repurchase Grand Bohemian Hotel OrlandoWestin Galleria Houston

59Fairmont Dallas – Dallas, TX

Key Takeaways and Opportunities Renaissance Atlanta Waverly Hotel & Convention Center – Atlanta, GA

What You Can Continue to Expect from Us 61 Opportunistic investing Transaction-oriented mindset with focus on quality Aggressive asset management initiatives Healthy balance sheet throughout the cycle Leveraging relationships with brands and managers

Key Investment Highlights 62 Broad portfolio mix Focus on quality Differentiated portfolio management Strong financial profile Canary HotelHyatt Regency Santa Clara Residence Inn Boston Cambridge

Non-GAAP Financial Measures 63 We consider the following non-GAAP financial measures useful to investors as key supplemental measures of our operating performance: Gross Operating Profit (GOP), GOP margin, EBITDA, Adjusted EBITDA, FFO and Adjusted FFO. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income or loss, operating profit, cash from operations, or any other operating performance measure as prescribed per GAAP. Gross Operating Profit (GOP) and GOP Margin We calculate hotel GOP in accordance with the Uniform System Accounts for the Lodging Industry (USALI) Eleventh Revised Edition, which defines GOP as net income or loss (calculated in accordance with GAAP) after adding back base and incentive management fees, non-operating income and expenses, replacement reserve and excluding franchise fees. We believe GOP provides another financial measure in evaluating and facilitating comparison of operating performance between periods of our underlying hotel property entities. EBITDA and Adjusted EBITDA EBITDA is a commonly used measure of performance in many industries and is defined as net income or loss (calculated in accordance with GAAP) excluding interest expense, provision for income taxes (including income taxes applicable to sale of assets) and depreciation and amortization. The Company considers EBITDA useful to an investor regarding results of operations, in evaluating and facilitating comparisons of operating performance between periods and between REITs by removing the impact of capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from operating results, even though EBITDA does not represent an amount that accrues directly to common stockholders. In addition, EBITDA is used as one measure in determining the value of hotel acquisitions and dispositions and along with FFO and Adjusted FFO, it is used by management in the annual budget process for compensation programs. The Company further adjusts EBITDA for certain additional items such as hotel property acquisitions and pursuit costs, amortization of share-based compensation, equity investment adjustments, the cumulative effect of changes in accounting principles, impairment of real estate assets, operating results from properties sold and other costs it believes do not represent recurring operations and are not indicative of the performance of its underlying hotel property entities. The Company believes Adjusted EBITDA provides investors with another financial measure in evaluating and facilitating comparison of operating performance between periods and between REITs that report similar measures. Hotel EBITDA and Hotel EBITDA Margin The Company calculates Hotel EBITDA in accordance with USALI, which defines hotel EBITDA as net income or loss (calculated in accordance with GAAP) after adding back replacement reserves. Hotel EBITDA Margin is calculated by dividing Hotel EBITDA by Total Operating Revenues. Hotel EBITDA and Hotel EBITDA Margin The Company calculates Hotel EBITDA in accordance with USALI, which is defined as net income or loss (calculated in accordance with GAAP) after adding back replacement reserves. Hotel EBITDA Margin is calculated by dividing Hotel EBITDA by Total Operating Revenues. FFO and Adjusted FFO We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income or loss (calculated in accordance with GAAP), excluding real estate-related depreciation, amortization and impairments, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, similar adjustments for unconsolidated partnerships and joint ventures, and items classified by GAAP as extraordinary. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. We believe that the presentation of FFO provides useful supplemental information to investors regarding our operating performance by excluding the effect of real estate depreciation and amortization, gains (losses) from sales for real estate, impairments of real estate assets, extraordinary items and the portion of these items related to unconsolidated entities, all of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance. We believe that the presentation of FFO can facilitate comparisons of operating performance between periods and between REITs, even though FFO does not represent an amount that accrues directly to common stockholders. Our calculation of FFO may not be comparable to measures calculated by other companies who do not use the NAREIT definition of FFO or do not calculate FFO per diluted share in accordance with NAREIT guidance. Additionally, FFO may not be helpful when comparing us to non-REITs. We further adjust FFO for certain additional items that are not in NAREIT’s definition of FFO such as hotel property acquisition and pursuit costs, amortization of debt origination costs and share-based compensation, operating results from properties that are sold and other expenses we believe do not represent recurring operations. We believe that Adjusted FFO provides investors with useful supplemental information that may facilitate comparisons of ongoing operating performance between periods and between REITs that make similar adjustments to FFO and is beneficial to investors’ complete understanding of our operating performance. FFO, Adjusted FFO, EBITDA and Adjusted EBITDA do not represent cash generated from operating activities under GAAP and should not be considered as alternatives to net income or loss, operating profit, cash flows from operations or any other operating performance measure prescribed by GAAP. Although we present and use FFO, Adjusted FFO, EBITDA and Adjusted EBITDA because we believe they are useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs that report similar measures, the use of these non-GAAP measures has certain limitations as analytical tools. These non-GAAP financial measures are not measures of liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to fund capital expenditures, contractual commitments, working capital, service debt or make cash distributions. These measures do not reflect cash expenditures for long-term assets and other items that we have incurred and will incur. These non-GAAP financial measures may include funds that may not be available formanagement’s discretionary use due to functional requirements to conserve funds for capital expenditures, property acquisitions, and other commitments and uncertainties. These non-GAAP financial measures as presented may not be comparable to non-GAAP financial measures as calculated by other real estate companies. Therefore, these measures should not be considered in isolation or as an alternative to GAAP measures. For a reconciliation of net income (loss) to EBITDA and Adjusted EBITDA for historical periods presented and our calculation of Hotel EBITDA, please refer to our website www.xeniareit.com Adjusted FFO per diluted share The Company calculates Adjusted FFO per diluted share by dividing the Adjusted FFO for the respective period by the diluted weighted average number of common stock shares for the corresponding period. The Company’s diluted weighted average number of common shares outstanding is calculated by taking the weighted average of the common stock outstanding for the respective period plus the effect of any dilutive securities. Any anti- dilutive securities are excluded from the diluted earnings per-share calculation.